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                         SUPPLEMENT DATED JULY 1, 1999
                        TO PROSPECTUS DATED JULY 1, 1999
                               OF ING FUNDS TRUST

                               ING INTERNET FUND

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

- The ING Internet Fund will be closed to new investors upon reaching $500 million of assets under management. At such point, however, existing investors will be permitted to continue to make additional investments in the Fund.

- The Fund will accept third party checks from qualified financial institutions, such as broker-dealers and investment advisers that are registered with the Securities and Exchange Commission, as well as insurance companies, banks, credit unions and thrift companies.

- The annual amount withdrawn pursuant to the Systematic Withdrawal Plan, as it pertains to the Class A, B and C waiver of the CDSC, must be equal to 10% of the initial account balance, and the minimum initial account balance must be at least equal to $20,000.

If you would like more information about the ING Internet Fund call 877-INFO-ING or 877-463-6464.

                                  ING-INTSUPP